PROMISSORY NOTE


$132,221                                                       December 23, 1999


         FOR VALUE RECEIVED, Angelaudio.com, Inc., a Nevada corporation ("Borrower"), hereby promises to pay to the order of Riz Alikhan, ("Lender"), or his transferee(s) or assignee(s), on March 1, 2001 (the "Maturity Date"), the principal sum of one hundred thirty-two thousand two hundred twenty-one dollars ($132,221), together with interest on the unpaid principal balance from December 23, 1999 (the "Loan Date") at the rate of ten percent (10%) per annum, as provided below (the "Loan").

       1. Payment Terms. Interest on the unpaid principal balance shall accrue at the annual rate of ten percent (10%). Interest will accrue beginning on the Loan Date, shall be compounded annually and shall be payable upon maturity. The outstanding principal balance and any accrued but unpaid interest shall be due and payable on the Maturity Date. All payments shall be made to Lender at 4268 Rockend Place, West Vancouver, B.C., Canada, or at Lender's then-current address.

       2. Prepayment. The Loan may be prepaid, in whole or in part, on or before the maturity date, upon written agreement entered into by Borrower, its transferee(s) or assignee(s), and Lender, his transferee(s) or assignee(s).

       3. Event of Default. The entire unpaid principal amount of this Note, together with all accrued but unpaid interest thereon, shall, at the option of Lender, forthwith become due and payable, without notice or demand of any kind, all of which are hereby expressly waived, upon the occurrence of any of the following events:

       a. the fifth business day after a default in the payment of the principal of and interest on the Note in accordance with the terms hereof or in the due observance or performance of any of the conditions, covenants or agreements contained herein, which has not been cured by Borrower;

       b. if Borrower shall admit in writing its inability to pay its debts generally as they become due;

       c.     if Borrower shall be adjudicated bankrupt;

       d. if bankruptcy, insolvency, arrangement, debt adjustment or receivership proceedings, in which Borrower is alleged to be insolvent or unable to pay its debts as they mature, shall be instituted by or against Borrower, and Borrower shall consent to the same or admit in writing the material allegations of the petition filed in such proceedings; or if such proceedings shall not be dismissed within 30 days after their institution or within such additional period of time as Borrower shall reasonably


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              request, provided Borrower is diligently and in good faith prosecuting such dismissal; and

       e. if there is a default under any of the documents creating any indebtedness of Borrower and by reason of such default such indebtedness is accelerated or Borrower is required to make any payments other than those which would have been due in the absence of such default.

       4. Remedies. In case any one or more of the events specified in Section 2 hereof shall have occurred and be continuing, Lender may proceed to protect and enforce his rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or Lender may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of Lender.

       5. Payment of Costs and Expenses. Borrower shall pay all costs and expenses (including without limitation, reasonable attorneys' fees) incurred by Lender in order to collect the amounts due hereunder or to protect his interests hereunder.

       6. Waiver of Presentment and Notice of Dishonor. Borrower and all others who may at any time be liable hereon in any capacity, jointly and severally, waive any requirement of presentment, demand for payment, protest, notice of dishonor, notice of acceleration, notice of protest, or further notice or demand of any kind.

       7. Notices. Any consent, approval, notice or demand (individually, and collectively, a "Notice" or "Notices") which may or are required or permitted to be given by Borrower or Lender to the other hereunder shall be in writing. All Notices shall be sent by United States Mail, certified or registered mail, return receipt requested, or by recognized overnight courier service (such as Federal Express), or by facsimile or other telecommunication device capable of transmitting and creating a written record, or personally. Notices are effective on receipt; provided, any Notice sent by regular mail will be deemed effective on the third Business Day (as defined in the Loan Agreement) after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service. Each party shall give notice to the other or its address for Notices by written Notice to the other. A party may change its address for Notices by Notice to the other party. Unless a party designates another address for Notice (by Notice given pursuant to this paragraph), Notices shall be sent to the following addresses:

Lender:                                           Riz Alikhan
                                             4268 Rockend Place
                                             West Vancouver, B.C., Canada
------------------------------------

Borrower:                                    Angelaudio.com, Inc.
                                             1130 West Pender Street, Suite 1200
                                             Vancouver, B.C., Canada
------------------------------------




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       For the purpose of this instrument, the term "receipt" shall mean the earlier of any of the following: (i) the date of delivery of the Notice to the address specified pursuant to this paragraph as shown on the return receipt or by the records of the courier, (ii) the date of actual receipt of the Notice by the office of the person or entity specified pursuant to this paragraph, or
(iii) in the case of refusal to accept delivery or inability to deliver the Notice, the earlier of (A) the date of the attempted delivery or refusal to accept delivery, (B) the date of the postmark on the return receipt, or (C) the date of receipt by the sending party of notice that the Notice has been refused or cannot be delivered. With respect to any notice sent by facsimile or other telecommunication device, the term "receipt" will mean electronic verification that transmission to the recipient was completed, if such transmission occurs during the normal business hours on a Business Day, or otherwise on the next Business Day after the date of transmission.

       8. Governing Law. This Note shall be governed by and construed in accordance with the laws of the Province of British Columbia without regard to the choice of law principles of British Columbia Law.

       9. Binding Effect; Successor and Assigns. This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that Borrower may not sell or assign or transfer any of its interest hereunder without the prior written consent of Lender, his transferee(s) or assignee(s).

       10. Severability. If any term, condition, or provision of this Note shall be held to be invalid, illegal or unenforceable in any respect, then in such event the remainder of this Note shall not be affected thereby and it shall remain in full force and effect except with respect to such term, condition, or provision.

       11. Amendments; No Waiver. The failure of Lender to insist upon the strict performance of any term, provision or covenant of this Note, or to exercise any option or election conferred, shall not be deemed to be a waiver or relinquishment of any future breach of any such term, covenant, condition, election or option. No provision of this Note may be waived, modified or discharged orally, by course of dealing or otherwise, without a writing signed by the party to be charged with such waiver, modification or discharge.

       12. Attorneys' Fees. In case suit or action is instituted to collect this Note or any portion hereof, the prevailing party shall receive from the losing party in such suit or action such additional sum as the court may adjudge reasonable as attorneys' fees and costs in said suit or action, on any appeal therefrom, and on any petition for review. Further, in the event of default in any payment, whether or not suit or action is instituted, the undersigned promises to pay all reasonable costs of collecting such delinquent payment.

       13. Authority of Signatories. Borrower (and the undersigned representatives or members of Borrower, as applicable) represents that Borrower has full power, authority and


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legal right to execute and deliver this Note, and that this Note constitutes a valid and binding obligation of Borrower.

       14. Liability for Loan. The individual signing on behalf of Borrower is signing in the capacity indicated below and will not be held personally liable, in the event of default, to repay the Loan.

             IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its agent thereunto duly authorized, as of the date first written above.

BORROWER:                        ANGELAUDIO.COM, INC., a Nevada corporation




                                 By:  /s/ John Karroll
                                     ------------------------------------
                                 Name:  John Karroll
                                      -----------------------------------
                                 Title:  President
                                       ----------------------------------




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